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                                                             EXHIBIT 10E (iii)



                             SECOND AMENDMENT TO
                       BINDLEY WESTERN INDUSTRIES, INC.
                     1993 STOCK OPTION AND INCENTIVE PLAN

        WHEREAS, the Board of Directors of Bindley Western Industries, Inc. (the "Company") adopted the Bindley Western Industries, Inc. 1993 Stock Option and Incentive Plan (the "Plan") on March 18, 1993; and

        WHEREAS, the Plan was approved by the shareholders of the Company on May 20, 1993; and

        WHEREAS, the Plan was amended by the Board of Directors and the shareholders of the Company, effective as of May 19, 1994; and

        WHEREAS, the Company now desires to amend the Plan;

        NOW, THEREFORE, the Plan is hereby amended as follows:

        1. Section 5 of the Plan is hereby amended to read in its entirety as follows:

                5. SHARES SUBJECT TO PLAN.  Subject to adjustment by the
            operation of Section 10 hereof, the maximum number of Shares with respect to which Awards may be made under the Plan is 3,000,000 Shares. The Shares with respect to which Awards may be made under the Plan may either be authorized and unissued shares or unissued shares heretofore or hereafter reacquired and held as treasury shares. An Award shall not be considered to have been made under the Plan with respect to any Option which terminates or is surrendered for cancellation or with respect to Restricted Stock which is forfeited (so long as any cash dividends paid on such shares are also forfeited), and new Awards may be granted under the Plan with respect to the number of Shares as to which such termination or forfeiture has occurred.

        2. This Second Amendment to the Plan shall become effective upon its adoption by the Board of Directors and shareholders of the Company.

                             Adopted by the Board of Directors of Bindley
                             Western Industries, Inc. as of December 8, 1995

                             Adopted by the Shareholders of Bindley Western Industries, Inc. as of May 16, 1996